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                                                                EXHIBIT 24.01

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Richard M. Clark, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company's Annual Report on Form 10-K for fiscal year ended December 31, 1996, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission. Said filing shall be for the purpose of fulfilling applicable legal requirements.

Whereupon, I grant unto said Richard M. Clark full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.



                                                              [sig]
                                                ------------------------------
                                                            Director





Dated:    January 24, 1997                        C.X. Gonzalez
          January 27, 1997                        Gordon Gund
          January 30, 1997                        W.E. LaMothe
          January 30, 1997                        A. G. Langbo
          January 23, 1997                        Russell G. Mawby
          January 30, 1997                        Ann McLaughlin
          January 22, 1997                        J. R. Munro
          January 22, 1997                        H. A. Poling
          January 30, 1997                        William C. Richardson
          January 30, 1997                        Donald Rumsfeld
          February 1, 1997                        Tim Smucker
          January 27, 1997                        Dolores D. Wharton
          January 23, 1997                        John L. Zabriskie